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                                                        THE BANK OF FAYETTEVILLE
                                                        P.O. BOX 1728
                                                        FAYETTEVILLE, AR 72702



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BORROWER:

CENTRA INDUSTRIES INC.
                                                                   LOAN DOCUMENT
LARRY GARRIOTT, INDIVIDUALLY

#2 NORTH COLLEGE AVE.
FAYETTEVILLE, AR 72701

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GRANTOR/MORTGAGOR:                                      OWNER:

CENTRA INDUSTRIES INC.                                  CENTRA INDUSTRIES INC.



#2 NORTH COLLEGE AVE.                                   #2 NORTH COLLEGE AVE.
FAYETTEVILLE, AR  72701                                 FAYETTEVILLE, AR  72701
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1.   FINANCING. Subject to the following conditions and execution of notes and other evidences of debt as Lender may require, Lender shall provide Borrower with the advances, loans and/or other financial accommodations identified in Schedule A (which is incorporated into this Agreement by this reference), as amended from time to time, as well as any other advances, loans and/or financial accommodations that Borrower and Lender may agree to in writing.

     Such advances, loans and/or other financial accommodations shall be evidenced and, if applicable, guaranteed by guarantors pursuant to and/or secured by collateral set forth in loan documents that are acceptable to Lender including, but not limited to, the documents identified in Schedule B which is incorporated into this Agreement by this reference), as amended from time to time (collectively the "Loan Documents").

     Borrower shall pay to Lender the principal, interest, fees, expenses and any other amounts pertaining to the advances, loans and/or other financial accommodations as described in this Agreement and the Loan Documents.

     Borrower acknowledges that it has paid Lender various loan proposal, loan commitment and/or other fees prior to the execution of this Agreement and that these fees shall not be returned to Borrower or applied against the advances, loans and/or other financial accommodations unless a contrary intention is specifically described in Lender's proposal or commitment letters or the Loan Documents.

2. GUARANTIES. |_| If checked, Borrower shall cause the Guarantor(s) listed on the Guaranty Schedule attached to this Agreement (collectively "Guarantor") to deliver to Lender executed Guaranties on Lender's guaranty forms, and in such amounts as Lender shall require, that jointly and severally, absolutely and unconditionally, guaranty the payment and performance of all of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations, and covenants to Lender as described in this Agreement and the Loan Documents. In addition, Guarantor shall provide Lender with appropriate financial information including tax returns, a balance sheet and income information satisfactory to Lender from time to time as Lender requires, but not less frequently than annually.

3. COLLATERAL. Borrower shall grant, and/or cause any Debtor(s), as defined below, to grant Lender a lien, security interest or other encumbrance upon the collateral (collectively the "Collateral") belonging to Borrower and/or any Debtors, as described in the Loan Documents, to secure the payment and performance of all of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents. The following parties (Owner and Grantor/Mortgagor), if any, will be collectively referred to as "Debtor(s)" in this Agreement:

     |X| Owner, identified above, whose tax identification and/or social security number(s) is 71-0861848 and who is an |_| individual(s) and a resident of the State of ______________. |X| A CORPORATION duly organized, validly existing and in good standing under the laws of ARKANSAS & DELAWARE. |X| Grantor/Mortgagor, identified above, whose tax identification and/or social security number(s) is 71-0861848 and who is an |_| individual(s) resident of the State of _____________. |X| A CORPORATION duly organized, validly existing, and in good standing under the laws of the State of ARKANSAS & DELAWARE.

4. SUPERIOR AND CONTINUING LIENS AND GUARANTIES. The liens, security interests and other encumbrances granted to Lender shall be superior to any other liens, security interests, encumbrances and claims with respect to the Collateral (unless specifically noted otherwise in the Loan Documents). The guaranties and liens, security interests, and other encumbrances described in the Loan Documents shall continue and not be released until all of the indebtedness, liabilities, obligations and covenants guarantied or secured thereby shall have been paid and/or performed in full and Lender shall not be obligated to provide any additional advances, loans or other financial accommodations to or for the benefit of Borrower or, if applicable, any of the Debtors) of any kind.

5. CONDITIONS PRECEDENT. Lender's obligations to provide Borrower with any advances, loans and/or other financial accommodations shall be subject to the following conditions precedent, all of which shall be at Borrower's expense:

         a. Evidence of Existence. Lender shall be provided with such written evidence as required by Lender concerning Borrower and any Guarantors' and Debtors' legal names and good standing, and authorization to conduct business;

         b. Execution and Delivery. Borrower shall execute and deliver to Lender the necessary Loan Documents and all other documents relating thereto, each in form and substance acceptable to Lender;

         c. Authorization. Lender shall be provided with such written evidence as required by Lender that the representatives of Borrower and any Guarantors and Debtors are authorized to execute this Agreement and the Loan Documents on behalf of those parties and bind Borrower and any Guarantors and Debtors to the terms and conditions set forth therein;

         d. Liens. Lender's liens, security interests, and other encumbrances upon the Collateral shall be attached, created, filed, perfected and recorded in accordance with applicable law and notice of such liens, security interests and encumbrances shall be provided to such parties as required by Lender;

         e. Lien Searches. Lender shall be provided with UCC searches, title insurance policies, abstracts, title opinions, or other written evidence as required by Lender with respect to the validity, enforceability and priority of its liens, security interests and other encumbrances upon the Collateral;

         f. Environmental Assessments. Lender shall be provided with environmental risk assessments and indemnifications as required by Lender with respect to the existence of and indemnification for any past, present or future environmental hazard pertaining to the Borrower or any Guarantors' and Debtors' business and assets (including, but not limited to, the Collateral);

         g. Legal Opinions. Upon Lender's request, Lender shall be provided with a signed opinion of counsel for Borrower addressed to Lender
              (i) to the effect tat no litigation is pending or threatened against Borrower, except such as has been disclosed to Lender or is covered by insurance, (ii) to the effect that the Loan Documents have been duly and validly authorized, executed and delivered by

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              Borrower and are enforceable, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except to the extent that general equitable principles may limit the right to obtain specific performance, (iii) the loan transactions entered into pursuant to this Agreement are not usurious, (iv) no registration with, consent of, approval of, or other action by any Federal, State, or other governmental authority of regulatory body to the execution and delivery of the Loan Documents is required by law, or if so required, such registration has been made, and consent or approval given or such other appropriate action taken, and (v) addressing such other matters as the Lender may reasonably request;

         h. Financial Information. Borrower shall, and shall cause any Guarantors and Debtors to deliver to Lender a copy of annual financial statements, such statements to include (i) the balance sheet as of the end of each fiscal year requested by Lender and
              (ii) the related income statement, statement of retained earnings and statement of changes in the financial position for each fiscal year, prepared by such certified public accountants in accordance with generally accepted accounting principles ("GAAP") as may be reasonably satisfactory to Lender. Borrower also agrees, and shall cause any Guarantor and Debtor to agree, to deliver to Lender, a copy of income tax returns and also, such other financial information with respect to Borrower, or any Guarantor or Debtor, as Lender may request;

         i. Absence of Breach. All of the representations and warranties of Borrower, or any Guarantor or Debtor under this Agreement or the Loan Documents shall be true and correct on and as of the date of the execution of those documents or date of any initial advances and/or extensions of the loans and/or other financial accommodations described therein;

         j. Absence of Events of Default. No event of default shall exist under this Agreement or the Loan Documents nor shall any circumstances exist that would constitute such an event of default except for giving of notice or the passage of time or both on or before the date of execution of those documents or the date of any advances and/or extensions of the loans and/or other financial accommodations described therein;

         k. Borrower shall have paid or cause to have been paid to Lender all fees and expenses due and payable under this Agreement or any other Loan Document on or before the date of execution of those documents or the date of any advances and/or extensions of the loans and/or other financial accommodations described therein; and

         l.   Other:

6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

         a. Tax Identification. The tax identification and/or social security numbers of Borrower are as follows: 71-0861848 & ###-##-####.

         b. Borrower's Residency. Borrower is |X| an individual(s) and a resident of the State of ARKANSAS. |X| A CORPORATION duly organized, validly existing and in good standing under the laws of the State of ARKANSAS & DELAWARE and licensed to conduct business in all of the jurisdictions in which its business is conducted;

         c. Guarantor's Tax Identification and Residency. Guarantors are residents of the State(s) or duly organized, validly existing and in good standing under the laws of the State(s) shown in the Guaranty Schedule attached to this Agreement and licensed to conduct business in all of the jurisdictions in which their business is conducted. Guarantors' tax identification and/or social security numbers are those shown in the Guaranty Schedule attached to this Agreement.

         d. Debtor's Tax Identification and Residency. Debtors are residents of the State(s) or duly organized, validly existing and in good standing under the laws of the State(s) shown in Section 3 of this Agreement and licensed to conduct business in all of the jurisdictions in which their business is conducted. Debtor's tax identification and/or social security numbers are those shown in
              Section 3 of this Agreement;

         e. Ownership of Collateral. Borrower and any Debtors are and shall remain sole owners of their respective Collateral free of all tax and other liens, security interests, encumbrances and claims of any kind except for those specifically described in this Agreement and the Loan Documents. Without Lender waiving the event of default as a result thereof, Borrower shall take and cause any Debtors to take any action and execute any document needed to discharge any unauthorized liens, security interests, encumbrances and claims;

         f. Location of Offices. The sole executive offices, places of business, offices where their business records are located, residences and domiciles of Borrower and any Guarantors and Debtors are specifically described in this Agreement and the Loan Documents. Borrower shall immediately advise and cause any Guarantors and Debtors to immediately advise Lender in writing of any change in or addition to the foregoing addresses;

         g. Location of Collateral. All of Borrower's and any Debtors' property constituting a portion of the Collateral is and shall be located at Borrower's and such Debtor's respective executive offices, places of business, residences and domiciles specifically described in this Agreement and the Loan Documents or at such locations to which Borrower and such Debtors have obtained Lender's prior written consent;

         h. Enforceability of Certain Collateral. All of Borrower's and any Debtors' accounts, contract rights, chattel paper, documents, general intangibles, instruments, and other rights and agreements constituting a portion of the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Borrower and such Debtors against one or more third parties and are not and shall not be subject to any claim, defense, setoff or counterclaim of any kind;

         i. Information. All information that has been provided to Lender by or on behalf of Borrower or any Guarantor or Debtor is true and correct. It does not and shall not omit any material fact necessary to make such information not misleading. All information that will be provided to Lender by or on behalf of Borrower or any Guarantor or Debtor shall be true and correct and shall not omit any material fact necessary to make such information not misleading. Neither Borrower nor any Guarantor or Debtor is aware of any fact which has or might have a material and adverse effect on their business operations, financial conditions, or assets or the Collateral or have failed or shall fail to disclose any material facts to Lender that might be relevant to Lender's decision to enter into or advance funds, make loans or provide financial accommodations under this Agreement or any of the Loan Documents;

         j. Obligations. This Agreement and each Loan Document constitutes Borrower's legal and binding obligations to Lender and are fully enforceable in accordance with their respective terms and conditions;

         k. Conflict of Laws. Borrower's and any Guarantors' and Debtors' execution of this Agreement and the Loan Documents and performance of their respective obligations thereunder does not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on those entities;

         l. Default in Other Obligations. Neither Borrower nor any Guarantor or Debtor is or shall be in default under any material loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which they are a party or by which any of their respective properties may be bound;

         m. Litigations and Claims. No action, suit, proceeding, governmental investigation or arbitration is or shall be pending or, to the knowledge of Borrower, threatened against Borrower or any Guarantor or Debtor which might result in any material and adverse change in their respective business operations or financial conditions or materially affect the Collateral and there are and shall be no outstanding judgments against Borrower or any Guarantor or Debtor;

         n. Solvency. Borrower and any Guarantors and Debtors are Solvent and shall continue to be Solvent after the execution of this Agreement and the Loan Documents and the creation of Lender's security interest in the Collateral. "Solvent" shall mean, with respect to the Borrower and any Guarantor and Debtor, at the time of determination, that the fair market value of its assets is in excess of the total amounts of its liabilities including contingent liabilities, that it is able to pay its debts as they mature, and that it has and shall have sufficient capital to conduct its business and other financial transactions;

         o. Tax Returns. Borrower and each Guarantor and Debtor have filed and shall file all tax returns required to be filed by federal, state or local law (including, but not limited to, all income, franchise, employment, property and sales tax returns) and have paid and shall pay all of the tax liabilities and other fees and assessments charged against that entity or its property when due. Neither Borrower nor any Guarantor or Debtor knows of any pending investigation of those entities by any taxing or other governmental authority or of any pending but unassessed tax liability or other fee or assessment owing by those entities;

         p. Margin Stock. Neither Borrower nor any Guarantor or Debtor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), and no part of the advances, loans and/or other financial accommodations provided by Lender under this Agreement or any of the Loan Documents shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. Neither Borrower, any Guarantor or Debtor, nor any person acting on their behalf has taken or shall take any action that might cause the transactions

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              contemplated by this Agreement or the Loan Documents to violate
              Regulations G, T, U or X or to violate the Securities Exchange Act of 1934, as amended;

         q. Compliance with ERISA. Borrower and any Guarantors and Debtors have complied and shall comply with all applicable minimum funding and other requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and there are and shall be no existing conditions that would give rise to liability thereunder including, without limitation, any current or potential withdrawal liability from a multi-employer plan (as defined in Section 3(37) of ERISA). No reportable event (as defined in Section 4043 of ERISA) has occurred or shall occur in connection with any employee benefit plan of those entities that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment of a trustee to administer that plan. Borrower shall immediately notify and cause such Guarantors and Debtors to immediately notify Lender of any fact (including, but not limited to, any "reportable event" as that term is defined in Section 4043 of ERISA) arising in connection with an employee benefit plan belonging to those entities which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment of a trustee to administer that plan and, following such notification, Borrower shall provide or cause such Guarantors and Debtors to provide Lender with any additional information or documents as may be requested by Lender with respect thereto;

         r. Investment Company. Neither Borrower nor any Guarantor or Debt is or shall be an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         s. Holding Companies and Affiliates. Neither Borrower nor any Guarantor or Debtor is or shall be a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended;

         t. Compliance with Applicable Environmental Law. Borrower, each Guarantor and Debtor, and their respective properties are and shall be in compliance with all environmental, health and safety laws, rules and regulations and neither Borrower nor any Guarantor or Debtor is or shall be subject to any liability or obligation for remedial action thereunder. No investigation or inquiry by any governmental authority is or shall be pending or, to the knowledge of Borrower, threatened against Borrower, any Guarantor or Debtor, or any of their respective properties with respect to any toxic waste, toxic substance or Hazardous material as defined herein. No Hazardous materials are or shall be located on or under or from Borrower's or any Guarantor's or Debtor's properties. Neither Borrower, nor any Guarantor or Debtor has caused or permitted or shall cause or permit any toxic or hazardous waste or substance to be stored, transported, or disposed of on or under or released from any of its properties. The term "Hazardous Materials" shall mean any substance, material or waste which is or becomes regulated by any governmental authority including, but not limited to: (i) petroleum and petroleum related products, (ii) asbestos,
              (iii) polychlorinated biphenyls, (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to
              Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes, (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute or any state equivalents, or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to
              Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute, or (vii) any "hazardous waste," hazardous material, "hazardous substance" or "chemical substance or mixture" or similarly regulated substances or materials as such phrases are defined in or regulated pursuant to any applicable state or local law, regulation or ordinance governing the generation, storage, discharge, transportation or disposal of the same;

         u. Compliance with Other Laws. Neither Borrower nor any Guarantor or Debtor has violated or shall violate any applicable federal, state, county or municipal statute, regulation or ordinance which may materially and adversely affect its respective business operations or financial condition or the Collateral. No event of default (or circumstances which, with notice or the passage of time or both, would constitute an event of default) has occurred or shall occur under this Agreement or the Loan Documents;

         v. Purpose. This Agreement and the Loan Documents and the obligations described herein and therein are executed and incurred for business or agricultural and not consumer purposes and all proceeds of Lender's advances, loans and/or other financial accommodations to Borrower shall be used exclusively in the Borrower's business and for no other purpose;

         w. Lender's influence. Borrower acknowledges and agrees that Lender has not exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of Borrower, or to the best of Borrower's knowledge, any Guarantor or Debtor. Borrower shall immediately notify and cause any Guarantors and Debtors to immediately notify Lender in writing of any actions that they consider to constitute an exercise or attempt to exercise such control or influence in the future. Borrower acknowledges and agrees that Lender has not acted as a business, investment or financial consultant or advisor to Borrower or any Guarantor or Debtor. Borrower shall notify and cause such Guarantors and Debtors to notify Lender in writing of any attempt by Lender to act as a consultant or advisor to those entities in the future;

         x. Lender's Duty. Lender does not have and shall not have any fiduciary or similar duty to Borrower, any Guarantor or Debtor;

         y. Lender's Relationship. Lender has not participated and shall not participate in any type of joint venture or partnership with Borrower, or any Guarantor or Debtor and the execution and consummation of this Agreement and the Loan Documents and the transactions contemplated therein do not and shall not constitute or amount to a joint venture or partnership;

         z. Lender Not an Agent. Except as expressly set forth in this Agreement or the Loan Documents, Lender has not acted and shall not act in any respect as the agent of Borrower or any Guarantor or Debtor for any purpose and no agency relationship has been or shall be crated by the execution of this Agreement and the Loan Documents or the consummation of the transactions contemplated thereby;

         aa. Governmental Approvals. Borrower, each Guarantor and Debtor have obtained and will continue to obtain all governmental approvals, including but not limited to, approvals required by any federal, state, county or municipal statute, regulation or ordinance required to fulfill any obligations required pursuant to this Agreement or the Loan Documents; and

         ab. Financial Changes. There has been no adverse material financial change to Borrower, Guarantor or any Debtor since the last financial statements were provided to Lender.

7. COVENANTS OF BORROWER. Borrower covenants and agrees with Lender as follows:

         a. Beneficiaries. Each of the Guarantors and Debtors, if any, by virtue of their interest in or relation to Borrower, shall receive a substantial benefit from Lender's advances, loans and/or other financial accommodations to Borrower and such benefit shall constitute adequate consideration for the Lender's advances, loans and/or other financial accommodations to Borrower and such benefit shall constitute adequate consideration for the obligations assumed by any Guarantor and Debtors under this Agreement and the Loan Documents;

         b. Change of Name. Borrower shall provide and cause any Guarantors and Debtors to provide Lender with thirty (30) or more days' prior written notice of the nature of any intended change in their respective names, or the use of any tradename, and when such change or use shall become effective;

         c. Use of Collateral. Borrower shall use and cause any Debtors to use the Collateral solely in the ordinary course of their respective businesses, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities and insurance policies. Borrower shall not make and shall cause any Debtors to retrain from making any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Borrower's and the Debtors' sole expense. Borrower shall take and cause any Debtors to take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order;

         d. Insurance. Borrower shall maintain and cause any Debtor to maintain insurance on the Collateral in an amount and form and from such companies as are acceptable to Lender and/or specifically provided in the Loan Documents. The insurance policies shall require the insurance companies to provide Lender with at least 15 days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name lender as a loss payee and provide that no act or omission of Borrower, any Debtor, or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral;

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         e.   Possession of Chattel Paper. Borrower shall provide and cause any
              Debtors to provide Lender with possession of all chattel paper and instruments constituting a portion of the Collateral and mark such chattel paper and instruments to reflect Lender's security interest therein;

         f. Collection Practices. Borrower shall continue to apply and cause any Debtors to continue to apply their established credit policies with respect to all future credit transactions. Borrower shall continue to apply and cause any Debtors to continue to apply their established credit policies with respect to all future credit transactions. Borrower shall use and cause any Debtors to use their best efforts to collect from their account, debtors and other third parties, as and when due, any and all amounts owing under or with respect to each account, contract right document, general intangible, instrument or other agreement (including, without limitation, engaging legal assistance to collect delinquent obligations from their account debtors and other third parties) and apply the collected amounts against the outstanding balances on those obligations and agreements;

         g. Records. Borrower shall maintain and cause any Guarantors and Debtors to maintain complete and accurate books and records of their respective financial conditions, businesses and properties and with respect to the Collateral and such records shall be maintained in accordance with GAAP consistently applied, and reflecting all financial transactions;


         h. Financial Information. Borrower will, and shall cause any Guarantors and Debtors to, at all times keep proper books of record and account in which full, true and correct entries shall be made in accordance with "GAAP" and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, Guarantor, and Debtor a copy of the annual financial statements of Borrower, Guarantor, and Debtor relating to such fiscal year, such statements to include (i) the balance sheet of Borrower, Guarantor, and Debtor as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of changes in the financial position of Borrower, Guarantor, and Debtor for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver, and shall cause any Guarantors and Debtors to deliver, to Lender within fifteen (15) days after filing same, copy of Borrowers', Guarantor's and Debtor's income tax returns and also, from time to time, such other financial information with respect to Borrower, Guarantor and Debtor as Lender may request;

         i. Inspection of Records. Borrower shall permit and cause any Guarantors and Debtors to permit officers, agents and employees of Lender to examine their business and financial records and properties and the Collateral and to discuss any issues pertaining to their business operations, financial conditions or the Collateral with their officers, employees, accountants and other representatives and agents;

         j. Repayment. Borrower and any Guarantors and Debtors shall duly and punctually repay the advances, loans and/or other financial accommodations evidenced by this Agreement and the Loan Documents in accordance with the terms of the Loan Documents and performance of their other respective obligations hereunder or thereunder;

         k. Lists. At Lender's request, Borrower shall provide and cause any Debtors (who own or will become the owners of any farm products constituting a portion of the Collateral) to provide Lender with a list describing the names and addresses of each buyer, commission merchant or selling agent who has purchased farm products from Borrower or such Debtors during the last three (3) years and the name and address of each buyer, commission merchant or selling agent expected to purchase farm products from Borrower or such Debtors during the next twelve (12) months upon the execution of this Agreement. Borrower shall immediately provide and cause such Debtors to immediately provide Lender with a list describing the names and addresses of any additional buyers, commission merchants or selling agents who are expected to purchase farm products from Borrower or such Debtors thereafter. Without limiting the foregoing, Borrower shall provide and cause such Debtors to provide Lender with a list describing the names and address of each buyer, commission merchant or selling agent who has purchased farm products from Borrower or such Debtors during the past year or who is expected to purchase farm products from Borrower or such Debtors within the next twelve (12) months at the request of Lender on three (3) days' written notice. In addition, if the Collateral is subject to the jurisdiction of a State that has or subsequently implements a central filing system for farm products consistent with the Food Security Act, the Borrower and/or Debtor will comply with the provisions of the central filing system and Lender will be entitled to all the protections under the central filing system;

         l. Notification. Regarding Events of Default. Without limiting any of the representations, warranties and covenants contained herein, Borrower shall immediately notify and cause any Guarantors and Debtors to immediately notify Lender of: (i) the occurrence of any event of default (or circumstances which, with notice or the passage of time or both, would constitute an event of default) under this Agreement or the Loan Documents (ii) the commencement of any action, suit, or proceeding or any other matter that might have a material adverse effect on the Borrower, any Guarantor or Debtor, or the Collateral, (iii) any change in the management of Borrower;

         m. Borrower's Agreement to Take Action. Borrower shall execute and deliver and cause any Guarantors and Debtors to execute and deliver to Lender any documents and take any actions as may be requested by Lender to carry out the intent and purpose of this Agreement and the Loan Documents and the transactions contemplated thereby and to preserve and perfect Lender's liens, security interests and other encumbrances in the Collateral;

         n. Restructuring. Neither Borrower nor any Guarantor or Debtor shall become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without obtaining Lender's prior written consent thereto;

         o. Substitution of Certain Collateral. Borrower shall not amend, modify, replace or substitute and shall cause any Debtors not to amend, modify, replace or substitute any account, contract right, chattel paper, document, general intangible, instrument, or other right or agreement constituting the Collateral without the prior written consent of Lender;

         p. Transfer/Sale of Collateral. Borrower shall not transfer, sell, lease, assign, convey or otherwise dispose of any of the Collateral or the properties or assets used in connection with or incidental to the operation of its business without the prior written consent of Lender except for inventory sold in the ordinary course of its business. No Guarantor, if any, shall transfer, sell, lease, assign, convey or otherwise dispose of any of its properties or assets that would materially and adversely affect its financial condition or ability to satisfy its obligations under this Agreement and the Loan Documents without the prior written consent of Lender. No Debtor, if any, shall transfer, sell, lease, assign, convey or otherwise dispose of any of the Collateral without the prior written consent of Lender except for inventory sold in the ordinary course of business.

         q. Sale of Farm Products. If farm products may constitute a portion of the Collateral, neither Borrower nor any Debtor shall sell or otherwise dispose of any farm products in the ordinary course of business to a buyer, commission merchant, or selling agent not on the list of potential buyers described above (if required) without:

              (i) Notifying Lender in writing of the identity of the buyer, commission merchant, or selling agent of at least 7 days prior to such sale, or accounting to Lender for the proceeds of such sale not later than 10 days after such sale. IF BORROWER FAILS TO PROVIDE LENDER WITH THIS INFORMATION AND TO PAY OVER THE ENTIRE PROCEEDS OF ANY SALE OR OTHER DISPOSITION WITHOUT OFFSET FOR ANY LIENS OR OTHERWISE WITHIN TEN (10) DAYS AFTER THE SALE OR DISPOSITION, BORROWER SALL BE SUBJECT TO:

              (ii) Providing Lender with any other information and documents needed to maintain its security interest in the farm products and its right to receive the products thereof under the Food Security Act of 1985, National Wool Act of 1954, and other applicable law; and


              (iii) Preserving and assigning to Lender all of its trust and lien rights under the Packers and Stockyard Act, Perishable Agricultural Commodities Act and other applicable law.

         r. Guaranties. Neither Borrower nor any Guarantor shall assume, guaranty or otherwise become liable for the obligations of any person or entity except for such Guarantor's guaranty of Borrower's obligations to Lender or by virtue of Borrower's or such Guarantor's endorsement of commercial paper or similar instruments in the ordinary course of business or except as follows:

         s. Insider Loans. Borrower shall not make a loan to any of its shareholders, directors, officers or employees or any other person outside the ordinary course of Borrower's business without the prior written consent of Lender;

         t. Fiscal Year. Borrower or any Guarantor or Debtor shall not change its fiscal year without the express written consent of Lender;

         u. Prepayments. Borrower or any Guarantors or Debtor shall not make any voluntary or optional prepayment of any indebtedness for borrowed money incurred or permitted to exist under the terms of this Agreement, other than indebtedness evidenced by the Notes; and

         v. Financial Covenants. |_| If checked, the Borrower covenants and agrees that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrower shall at all times maintain the financial positions and ratios in accordance with GAAP (unless otherwise specified) as stated on the Financial Covenants Schedule attached to this Agreement.

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


8. OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the other representations, warranties and covenants contained herein, Borrower represents and warrants to Lender and covenants and agrees with Lender as follows:

         1. ANNUAL UNQUALIFIED CORPORATE AUDIT FOR CENTRA INDUSTRIES INC. TO BE PROVIDED WITHIN 90 DAYS OF FISCAL YEAR.

         2. ANNUAL FINANCIAL STATEMENTS AND TAX RETURNS FOR LARRY GARRIOTT TO BE PROVIDED WITHIN 90 DAYS OF YEAR END.

9. SPECIAL PROVISIONS FOR FARM PRODUCTS. If farm products constitute a portion of the Collateral, Borrower hereby authorizes and shall cause all Debtors (who own or will become the owners of any farm products constituting a portion of the Collateral) to authorize Lender to provide oral or written notice of its security interest in the farm products constituting a portion of the Collateral to any potential buyer, commission merchant or selling agent of the farm products or to any other person where the Lender, in its sole discretion, deems such notice to be reasonably necessary to protect its security interest and execute and record written notices of its security interest in such farm products in the recording system established by any state pursuant to the Food Security Act of 1985 and in any recording system established by any state pursuant to the Uniform Commercial Code.

     Borrower shall assign to Lender and cause any Debtors (who own or will become the owners of any farm products constituting a portion of the Collateral) to assign to Lender all of their respective trust and lien rights under the Packers and Stockyard Act, Perishable Agricultural Commodities Act and other applicable law upon the request of Lender. Borrower shall take and cause such Debtors to take all actions and execute all documents to preserve and assign the trust and lien rights as required by Lender.

10. PRESENTMENT, DEMAND AND NOTICES. Borrower hereby waives and shall cause any Guarantors and Debtors to waive all of their respective rights, diligence, presentment, demand, protest, and notice (including, but not limited to, notice of dishonor, default, non-payment, and the creation, existence and extension of any and all indebtedness and obligations under this Agreement and the Loan Documents and of any security and collateral therefore) to the maximum extent permitted by law.

11. DEFAULT. Borrower shall be in default (hereafter, "Event of Default") under this Agreement and the Loan Documents in the event that Borrower, any Guarantor and Debtor, or any other party guarantying or securing the advances, loans and/or other financial accommodations described therein:

         a.   fails to pay any obligation to Lender when due;

         b. fails to perform or observe any term, condition, or covenant contained in this Agreement or the Loan Documents, or any warranty or representation by or on behalf of Borrower should prove to be false or misleading in any material respect;

         c. sells, conveys, or transfers rights in any Collateral without the written approval of Lender; destroys, loses or damages such Collateral in any material respect; or subjects such Collateral to seizure, confiscation or condemnation;

         d. seeks to revoke, terminate or otherwise limit its liability to Lender;

         e. has a garnishment, judgment, tax levy, attachment or lien entered or served against Borrower, any guarantor, or any Debtor or any of their property;

         f. dies, becomes legally incompetent, or files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law, or consents to the filing of any petition against such entity under such law, or a petition is filed against such entity under any such law, or such entity admits insolvency or bankruptcy or becomes insolvent or bankrupt or makes an assignment for the benefit of creditors, or a custodian (including, without limitation, a receiver, liquidator or trustee) of such entity or any of its property is appointed by court order or takes possession thereof;

         g. has furnished prior to the execution of or pursuant to the terms of this Agreement any report, certificate, financial statement or other document which proves to be false or misleading in any material respect; or

         h. causes Lender to deem itself insecure due to a significant decline in the value of the Collateral or Lender, in good faith, believes the prospect of payment or performance is impaired.

12. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement or any of the Loan Documents, Lender shall be entitled to exercise one or more of the following remedies without notice, presentment or demand (except as required by law):

         a. Acceleration - to declare Borrower's and any Guarantor's or Debtors' obligations to Lender to be immediately due and payable in full (such acceleration shall be automatic and immediate in the event Borrower is in default under paragraph 11, part (f) above);

         b. Collection - to collect Borrower's and any Guarantor's or Debtors' outstanding obligations with or without resorting to judicial process;

         c. Delivery of Collateral - to require Borrower and any Debtors to deliver and make available to Lender any Collateral at a place reasonably convenient to Lender and those entities;

         d. Take Possession - to take immediate possession, management and control of the Collateral without seeking the appointment of a receiver;

         e. Collection of Proceeds - to collect all rents, issues, income, profits and proceeds from the Collateral until Borrower's and any Guarantors' and Debtors' obligations to Lender are satisfied in full;

         f. Appointment of Receiver - to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regarding to Borrower's or any Guarantors' and Debtors' financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations of those entities to Lender, or the existence of any waste to the Collateral;

         g. Foreclosure - to foreclose any deed of trust, mortgage, lien, security interest or other encumbrance on the Collateral;

         h. Setoff - to setoff Borrower's and any Guarantors' and Debtors' obligations to Lender against any amounts due to those entities including but not limited to, Borrower's and Guarantors' and Debtors' monies, instruments, and deposit accounts maintained with Lender;

         i. Additional Collateral - require Borrower or Guarantor or any Debtor to pledge additional collateral to Lender from Borrower's or Guarantors' or any Debtors' assets, the acceptability and sufficiency of such collateral to be determined in Lender's sole discretion; and

         j. Lender's Contractual Rights - to exercise all other rights available to Lender under the Loan Documents, any other written agreement, or applicable law.

Lender's rights and remedies are cumulative and may be exercised together, separately, and in any order. In the event that Lender institutes an action seeking recovery of any of the Collateral by way of a prejudgment remedy in an action against Borrower or Debtors, Borrower hereby waives and shall cause Debtors to waive the posting of any bond which might otherwise be required.

13. BORROWING CERTIFICATE. |_| If checked, every request for an advance made by Borrower shall be made by mailing or telecopying to Lender a completed Borrowing Certificate in the form attached hereto as Exhibit A. In addition to the Borrowing Certificate, Borrower shall submit to Lender such other documents, certifications and other information as may be required by Lender from time to time. Lender is hereby authorized by Borrower to make advances upon the receipt of a Borrowing Certificate executed by an individual purporting to be an officer of Borrower, unless Lender has actual knowledge that the individual executing such Borrowing Certificate is not so authorized.

14. HOLD HARMLESS AND INDEMNIFICATION. Lender shall not be responsible for the performance of any of Borrower's or any Debtors' obligations with respect to the Collateral under any circumstances. Borrower hereby indemnifies and holds Lender harmless, and shall cause any Guarantors and Debtors to indemnify and hold Lender harmless, from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (collectively, "Claims") in any matter relating to or arising out of this Agreement or any Loan Documents or any act, event or transaction related or attendant thereto or pertaining to their respective businesses or the Collateral (including, but not limited to, those Claims involving Hazardous Materials). Borrower shall

51125
     immediately provide and cause any Guarantors and Debtors to immediately provide Lender with written notice of any such Claim. Borrower, upon the request of Lender, shall defend or cause such Guarantors and Debtors to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Borrower's and/or such Guarantors' and Debtors' cost.

15. REIMBURSEMENT FOR EXPENSES. Upon demand, Borrower shall immediately reimburse or cause any Guarantors and Debtors to immediately reimburse Lender for all amounts (including all out-of-pocket expenses of Lender, such as, reasonable attorney and paralegal fees, disbursements and costs, fees and costs of appraisers, engineers, investment bankers, environmental consultants or other experts retained by Lender in connection with any such collection or enforcement proceedings) expended by Lender, to the extent permitted by applicable law, in the: (i) negotiation, preparation, amendment, extension, modification, replacement or substitution of this Agreement or the Loan Documents, (ii) attachment, creation, filing, perfection, and recording of Lender's liens, security interests, and other encumbrances in the Collateral or any UCCs and other searches and title or insurance policies in connection therewith, (iii) defense of the validity and priority of Lender's liens, security interests and other encumbrances against the Collateral, (iv) enforcement or defense of any obligation or the exercise of any right or remedy described in this Agreement or the Loan Documents, and (v) refinancing or restructuring of the advances, loans and/or other financial accommodations provided under this Agreement in the nature of a "work out" or in any insolvency or bankruptcy proceedings. These sums shall bear interest at the lower of the highest rate described in any of the Loan Documents or the highest rate allowed by law from the date of payment until the date of reimbursement and be secured by the Collateral.

16. APPLICATION OF MONIES. All payments to Lender made by or on behalf of Borrower or any Guarantors and Debtors or monies received by Lender from the Collateral or otherwise may be applied against any amounts paid by Lender in connection with the exercise of its rights or remedies described in this Agreement and the Loan Documents (including attorneys' fees and legal expenses together with interest at the rate described in the foregoing paragraph) and then to the payment of the remaining obligations under this Agreement and the Loan Documents in whatever order Lender chooses.

17. POWER OF ATTORNEY. Borrower hereby appoints and shall cause any Guarantors and Debtors, jointly and severally, to appoint Lender as their attorney-in-fact to endorse their names on all instruments and other documents payable to those entities. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Borrower or any Guarantors and Debtors under this Agreement or the Loan Documents. Lender's performance of such action or execution of such documents shall not relieve Borrower or any Guarantors and Debtors from any obligation to cure any default under this Agreement and the Loan Documents. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

18. MODIFICATION AND WAIVER. The modification or waiver of any Borrower's or any Guarantors' and Debtors' obligations or Lender's rights under this Agreement or the Loan Documents must be contained in a writing signed by Lender. Lender may perform any of Borrower's or any Guarantors' and Debtors' obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Borrower's and any Guarantors' and Debtors' obligations to Lender under this Agreement and the Loan Documents shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower, Guarantor or obligor or any of its rights against any co-borrower, Guarantor, obligor or Collateral.

19. SUCCESSORS AND ASSIGNS. This Agreement and the Loan Documents shall be binding upon and inure to the benefit of Borrower, Lender, and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees and devisees.

20. ASSIGNMENT AND PARTICIPATIONS. Borrower and any Guarantors and Debtors shall not be entitled to assign any of their rights, remedies or obligations described in this Agreement or the Loan Documents without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Lender shall be entitled to grant participations in or assign some or all of its rights and remedies described in this Agreement and the Loan Documents without notice to or the prior consent of Borrower or any Guarantors and Debtors in any manner.

21. NOTICES. Any notice or other communication to be provided under this Agreement or the Loan Documents shall be in writing and sent to the parties at the addresses described in this Agreement or the Loan Documents or such other address as the parties may designate in writing from time to time.

22. SEVERABILITY. If any provision of this Agreement or the Loan Documents violates the law or is unenforceable, the rest of this Agreement shall remain valid.

23. CHOICE OF LAW AND CONSENT TO JURISDICTION AND VENUE. This Agreement shall be governed by the laws of the state indicated in Lender's address. Unless applicable law provides otherwise, Borrower consents to the jurisdiction and venue of any court, located in such state selected by Lender in the event of any legal proceeding under this Agreement.

24. MISCELLANEOUS. Borrower and Lender agree that time is of the essence with respect to this Agreement and the Loan Documents. All references to Borrower shall refer to all of the parties signing below except Lender. If there be more than one Borrower signing below, their obligations to Lender shall be joint and several. This Agreement, the Loan Documents and other documents delivered in connection therewith represent the entire complete and integrated understanding between Borrower, any Guarantors or Debtor, and Lender pertaining to the terms and conditions of those documents and the advances, loans and/or financial accommodations described therein and supersedes all prior agreements and commitments, written and oral, relating to the subject matter hereof.

25. WAIVER OF JURY TRIAL. LENDER AND BORROWER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL PROCEEDING ARISING OUT OF OR BASED UPON, THIS LOAN AGREEMENT OR ANY LOAN DOCUMENTS.

26.  ADDITIONAL TERMS:

     TERMINATION - This Agreement shall survive the making of the loan and shall remain in full force and effect until Lender provides Borrower with written notice of the termination hereof.

                                   SCHEDULE A

    ----------------- --------------- --------------- --------------- ---------------- -------------- ---------------
                        PRINCIPAL
                         AMOUNT /       FUNDING /
     INTEREST RATE     CREDIT LIMIT   AGREEMENT DATE  MATURITY DATE   CUSTOMER NUMBER   LOAN NUMBER    TYPE OF LOAN
    ----------------- --------------- --------------- --------------- ---------------- -------------- ---------------

          6.5          1,680,000.00     10/26/2001      10/26/2004                        135992
    ----------------- --------------- --------------- --------------- ---------------- -------------- ---------------


51125

                                   SCHEDULE B

    MULTIPURPOSE NOTE AND SECURITY AGREEMENT

    AGREEMENT TO FURNISH INSURANCE

    CORPORATE BORROWING RESOLUTION

    ARKANSAS MORTGAGE

    REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

    ENVIRONMENTAL DISCLOSURE STATEMENT, SITE INSPECTION CHECKLIST, & ASSESSMENT AGREEMENT
    ----------------------------------------------------------------------------

    BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

    Dated:  10/26/2001      LENDER:
                                        THE BANK OF FAYETTEVILLE, N.A.

                                        --------------------------------------
                                        Robert W. King, Senior Vice President


    BORROWER:         CENTRA INDUSTRIES INC.

      /s/ Larry Garriott
    -----------------------------------------------------------------
    LARRY GARRIOTT, PRESIDENT/CEO                      Date


    BORROWER:

      /s/ Larry Garriott
    -----------------------------------------------------------------
    LARRY GARRIOTT, INDIVIDUALLY                       Date


51125